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                                                                  EXHIBIT 10.8



                                    AMENDMENT



         THIS AMENDMENT (this "Amendment") is executed June 5, 2000 and effective as of May 12, 2000 among the companies designated as Clear Channel on the signature page hereto (collectively "Clear Channel") and the companies designated as Exchange Party on the signature page hereto (collectively, "Exchange Party").

                                     Recital

         Clear Channel and Exchange Party are parties to an Asset Exchange Agreement (the "Exchange Agreement") and an Asset Purchase Agreement (the "Purchase Agreement"), both dated March 5, 2000. Capitalized terms used herein and not defined shall have the respective meanings set forth in the Exchange Agreement or the Purchase Agreement, as applicable.

                                    Agreement

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, the parties agree as follows:

         1. Amendments. The Exchange Agreement and the Purchase Agreement are hereby amended to:

               (i) add as Exchange Party Stations under the Exchange Agreement the radio stations listed on Exhibit A attached hereto (the provisions of which are incorporated into this Amendment);

               (ii) reduce the Purchase Price under the Purchase Agreement and the Cash Amount under the Exchange Agreement to an aggregate amount as set forth on Exhibit B attached hereto (the provisions of which are incorporated into this Amendment); provided, however, that the Deposit and liquidated damage amounts under the Exchange Agreement and the Purchase Agreement are not changed, and shall be determined without giving effect to this Amendment; and

               (iii) modify Section 17.12 of the Exchange Agreement to provide that (A) Exchange Party shall deliver Schedules for all Exchange Party Stations within five business days of the date of this Amendment and Clear Channel may terminate the Exchange Agreement if Exchange Party Station Schedules satisfactory to Clear Channel are not delivered within such time, and (B) such Schedules may not include any contracts with affiliates or identify any Exchange Party Excluded Assets or Liens, it being agreed that the Exchange Party Station Assets shall include all assets used or held for use in the operation of the Exchange Party Stations, free and clear of Liens (including without limitation all towers and tower sites, but not including employees, computer equipment and office space dedicated exclusively to Exchange Party's Salisbury, Maryland, regional accounting center).






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         2. Miscellaneous. Except as expressly set forth herein, the Exchange
Agreement and the Purchase Agreement have not been amended or modified and remain in full force and effect. Any termination of either the Exchange Agreement or the Purchase Agreement shall terminate this Amendment and both such agreements. This Amendment may be executed in separate counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.



                            [SIGNATURE PAGE FOLLOWS]



                                      -2-
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                           SIGNATURE PAGE TO AMENDMENT


         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.



CLEAR CHANNEL:                         CAPSTAR RADIO OPERATING COMPANY


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       CAPSTAR TX LIMITED PARTNERSHIP


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


EXCHANGE PARTY:                        CUMULUS BROADCASTING, INC.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                       CUMULUS LICENSING CORP.


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:






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                                    Exhibit A



         The following radio stations are hereby included as Exchange Party Stations for all purposes under the Exchange Agreement (including without limitation all representations, warranties and covenants with respect to Exchange Party Stations):

         McAllen, Texas:                   KTEX(FM), Brownsville, Texas
                                           KBFM(FM), Edinburg, Texas

         Ann Arbor, Michigan:              WIQB-FM, Ann Arbor, Michigan
                                           WQKL(FM), Ann Arbor, Michigan
                                           WTKA(AM), Ann Arbor, Michigan
                                           WYBN(AM), Saline, Michigan

         Salisbury, Maryland:              WLVW-FM, Salisbury, Maryland
                                           WQHQ(FM), Salisbury, Maryland
                                           WTGM(AM), Salisbury, Maryland
                                           WAWR(AM), Salisbury, Maryland
                                           WSBY-FM, Salisbury, Maryland
                                           WJDY(AM), Salisbury, Maryland
                                           WWFG(FM), Ocean City, Maryland
                                           WLBW(FM), Fenwick Island, Delaware
                                           WOSC(FM), Bethany Beach, Delaware

         Eau Claire, Wisconsin:            WATQ(FM), Chetek, Wisconsin
                                           WBIZ(AM), Eau Claire, Wisconsin
                                           WBIZ-FM, Eau Claire, Wisconsin
                                           WMEQ(AM), Menomonie, Wisconsin
                                           WMEQ-FM, Menomonie, Wisconsin
                                           WQRB(FM), Bloomer, Wisconsin





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                                    Exhibit B



         To induce Clear Channel to accept stations in lieu of cash, Exchange Party represents and warrants to Clear Channel that Exchange Party has delivered to Clear Channel the Exchange Party Stations' statements of income for calendar year 2000 (through April) and sales projections for the subsequent calendar quarter (prepared in accordance with GAAP and fairly presenting the Exchange Party Stations results of operations), and that based upon such financials the Exchange Party Stations' broadcast cash flow for calendar year 2000 will be not less than $10,536,000 ("Stated BCF").

         Based upon such representation, the Purchase Price and Cash Amount shall be reduced to an aggregate amount equal to $41,600,000 (the "Aggregate Amount"); provided, however, that, if at Closing, based upon the Exchange Party Stations' calendar year 2000 broadcast cash flow for the period prior to Closing and sales projections for the period thereafter (prepared in accordance with GAAP and fairly presenting the Exchange Party Stations results of operations), the Exchange Party Stations' then projected broadcast cash flow for calendar year 2000 ("Revised BCF") is less than Stated BCF, then the Aggregate Amount shall be increased by an amount equal to 15.9 multiplied by the difference between Stated BCF and Revised BCF.

         Prior to Closing, Exchange Party shall deliver to Clear Channel monthly operating statements and pacing reports and all other financial information regarding the Exchange Party Stations as Clear Channel may request, and Clear Channel may audit Exchange Party's books and records as necessary to determine the Exchange Party Stations' broadcast cash flow.

         As used herein, "broadcast cash flow" means net cash income from the sale of advertising time (before interest, income tax, depreciation and amortization).